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                                                                 EXHIBIT 10.9(c)


                                SECOND AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT



         This SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this
 "Amendment") is made as of November 25, 1996 by and among Digital Television Services of South Carolina I, LP, a Georgia limited partnership ("Purchaser"), Pee Dee Electricom, Inc., a South Carolina corporation ("Electricom") and Pee Dee Electric Cooperative, Inc., a South Carolina cooperative association ("Pee Dee") (Pee Dee and Electricom are hereinafter collectively referred to as "Sellers").

                                    RECITALS

         Purchaser and Sellers entered into an Asset Purchase Agreement dated as of October 5, 1996, as amended as of November 4, 1996 (as amended, the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the meaning set forth in the Agreement. Purchaser and Sellers have determined that it is in their mutual best interest to amend the Agreement in accordance with Section 11.8 thereof.

                               TERMS OF AMENDMENT

         Purchaser and Sellers agree as follows:

         1. AMENDMENT TO SECTION 4.2. Section 4.2 shall be deleted in its entirety and the following new Section 4.2 shall be inserted in lieu thereof:

         "4.2. PAYMENT OF PURCHASE PRICE. On the Closing Date, Purchaser shall pay the Purchase Price to Sellers as follows:

                  (a) The sum of One Million Three Hundred Forty-Five Thousand Dollars ($1,345,000), subject to adjustment as provided for in Section 4.3(a) hereof, by certified or cashier's check, or by wire transfer of immediately available funds to an account or accounts designed in writing by Sellers.

                  (b) The sum of Seven Million Nine Hundred Fifty-Five Thousand Dollars ($7,955,000) by the delivery of a Promissory Note substantially in the form attached hereto as Schedule 4.2(c) (the "Note"), less any adjustments and reductions as provided in Section 4.3 herein. The Note will be secured by a letter of credit pursuant to the Security Agreement substantially in the form attached hereto as Schedule 4.2(d) (the "Security Agreement")."

         2. AMENDMENT TO SECTION 9.6. Section 9.6 shall be deleted in its entirety and the following new Section 9.6 shall be inserted in lieu thereof:

         "9.6. PURCHASER'S CLOSING DELIVERIES. Purchaser shall have delivered to Sellers the following at Closing:




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                  (a) the Closing Payment;

                  (b) the Note and the Security Agreement duly executed by Purchaser;

                  (c) the letter of credit contemplated by the Security
Agreement;

                  (d) a certified copy of Resolutions of the general partner of Purchaser authorizing the execution, delivery and performance of this Agreement;

                  (e) a certificate signed by Purchaser's general partner, dated the Closing Date, to the effect that the conditions set forth in this Article IX have been satisfied;

                  (f) an opinion of Nelson Mullins Riley & Scarborough, L.L.P., counsel to Purchaser, in form and substance reasonably acceptable to Sellers;

                  (g) a certificate signed by Purchaser's general partner, dated the Closing Date, regarding the transfer of each of the Seller's accounts at Huntington Bank;

                  (h) the Management Agreement executed by Purchaser; and

                  (i) such other documents and instruments as may be reasonably requested and satisfactory to Sellers and its counsel in connection with Purchaser's satisfaction of each of its obligations hereunder."

         3. AMENDMENT OF SCHEDULE 4.2(c). Schedule 4.2(c) shall be deleted in its entirety and the Schedule 4.2(c) attached hereto shall be inserted in lieu thereof.

         4. AMENDMENT OF SCHEDULE 4.2(d). Schedule 4.2(d) shall be deleted in its entirety and the Schedule 4.2(d) attached hereto shall be inserted in lieu thereof.

         5. MODIFICATION. Except as modified hereby, the terms and conditions of the Agreement shall remain in full force and effect.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of South Carolina, without regard to the choice of law provisions thereof.

         7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one in the same Amendment.


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         IN WITNESS WHEREOF, Purchaser and Sellers have executed this Amendment as of this date first set forth above.


                            PURCHASER:

                            Digital Television Services of South Carolina I, LP

                            By:  Columbia DBS Management, LLC
                            Its: General Partner

                                 By:
                                      ------------------------------------
                                      Douglas S. Holladay, Jr., President
                                      and Manager


                            SELLERS:

                            ELECTRICOM:

                            Pee Dee Electricom, Inc.

                            By:
                                  ------------------------------------
                                  Robert W. Williams, Jr., President


                            PEE DEE:

                            Pee Dee Electric Cooperative, Inc.

                            By:
                                  ------------------------------------
                                  Robert W. Williams, Jr., Executive Vice
                                  President and General Manager




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